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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 APRIL 30, 2003


                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)



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           DELAWARE                      001-10435                      06-0633559
(State or Other Jurisdiction of  (Commission File Number)  (IRS Employer Identification Number)
        Incorporation)


ONE LACEY PLACE, SOUTHPORT, CONNECTICUT                                    06890
(Address of Principal Executive Offices)                                 (Zip Code)
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        Registrant's telephone number, including area code (203) 259-7843

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ITEM 5. OTHER EVENTS

        On April 30, 2003, the Company issued a press release announcing the retirement of Erle G. Blanchard as Vice Chairman, President, Chief Operating Officer, Treasurer and Director as of April 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Report and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits         Description

            99.1             Press release of Sturm, Ruger & Company, Inc.
                             dated April 30, 2003, announcing the retirement of Erle G. Blanchard as Vice Chairman, President, Chief Operating Officer, Treasurer and Director as of April 30, 2003.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       STURM, RUGER & COMPANY, INC.


                                       By:  /s/  Stephen L. Sanetti
                                            ------------------------------------
                                            Name:  Stephen L. Sanetti
                                            Title: Senior Executive Vice
                                                   President and General
                                                   Counsel

Dated:  April 30, 2003


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                              INDEX TO EXHIBITS

    EXHIBIT NUMBER                        DESCRIPTION
         99.1                 Press release of Sturm, Ruger & Company,
                              Inc. dated April 30, 2003, announcing the retirement of Erle G. Blanchard as Vice Chairman, President, Chief Operating Officer, Treasurer and Director as of April 30, 2003.

                                       3